UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

NEXGEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41173	26-4042544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NXGL	The Nasdaq Capital Market LLC
Warrants to Purchase Common Stock	NXGLW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 30, 2022, NexGel, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were 3,183,873 shares of common stock represented in person or by proxy of the 5,572,234 shares of common stock entitled to be cast, constituting a quorum. The Company’s stockholders approved the five proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 18, 2022. The final votes on the proposals presented at the Annual Meeting are as follows:

PROPOSAL 1: TO ELECT SEVEN (7) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

	Votes For	Votes Against	Broker Non-Votes
Steven Glassman	1,666,356	19,356	1,498,161
Adam Levy	1,679,658	6,054	1,498,161
Yaakov Spinrad	1,646,298	39,414	1,498,161
David Stefansky	1,659,483	26,229	1,498,161
Nachum Stein	1,679,175	6,537	1,498,161
Miranda J. Toledano	1,666,141	19,571	1,498,161
Dr. Jerome Zeldis	1,622,411	63,301	1,498,161

PROPOSAL 2: TO amend the COMPANY’s Restated certificate of incorporation to reduce the total number of authorized shares of common stock from 750,000,000 to 25,000,000.

Votes For	Vote Against	Votes Abstaining	Broker Non-Votes
3,137,165	46,589	119	-

PROPOSAL 3: AN ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED IN THE PROSY STATEMENT

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
1,625,983	59,443	286	1,498,161

PROPOSAL 4: AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

One Year	Two Years	Three Years	Votes Abstaining
124,876	7,434	1,526,131	27,271

PROPOSAL 5: TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CHERRY TURNER, STONE & COMPANY, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Votes For	Votes Against	Votes Abstaining
3,178,267	5,479	127

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 6, 2022

NEXGEL, INC.

		By:	/s/ Adam Levy
Adam Levy
Chief Executive Officer